GMO TRUST

GMO International Equity Fund

Supplement dated September 3, 2025 to the

Summary Prospectus, dated June 30, 2025

The sections captioned “Annual Fund operating expenses” and “Example” appearing on page 1 of the Summary Prospectus are replaced in their entirety with the following:

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class R6	Class I
Management fee	0.72%[1]	0.72%[1]
Other expenses	0.07%[2]	0.21%[2,3]
Acquired fund fees and expenses (underlying fund expenses)	0.01%	0.01%
Total annual fund operating expenses	0.80%	0.94%
Expense reimbursement/waiver	(0.04)%[1]	(0.18)%[1,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.76%	0.76%

1 Includes both management fee of 0.50% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. “Specified Operating Expenses” means only the following expenses: audit expenses, fund accounting and administration expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2 Excludes extraordinary, non-recurring expense incurred during the fiscal year ended February 28, 2025. Had the extraordinary expense been reflected, "Other expenses" would have been higher by 0.90%.

3 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares for all amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. This reimbursement will continue through at least September 3, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Class R6	$78	$251	$440	$986
Class I	$78	$282	$503	$1,138